Exhibit 10.14

Certain portions of this exhibit have been redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both not material and is the type of information that the Company treats as private or confidential, as indicated by the black shading.

ADDENDUM TO THE BUSINESS TRANSFER AGREEMENT

This Addendum (“Addendum”) is made and entered into as of 19 September 2025, by and between:

(1)	Biogenisk Private Limited (Company Registration No. 202504016K), a company incorporated under the laws of Singapore whose registered office is at 10 Sinara Drive, #10-25 Square 2, Singapore 307506 (the “Buyer”);

(2)	The list of entities listed in Schedule 1A of this Agreement (the “Sellers”); and

(3)	Then Chee Tat (NRIC # ) and Shiau Ee Leng (NRIC # ) of 11 Goldhill Rise, Goldhill Garden, Singapore 308868 (collectively, the “Promoter”),

each a “Party”, collectively, the “Parties”.

RECITALS

WHEREAS, the Seller and the Buyer entered into a Business Transfer Agreement (“Agreement”) dated 21 February 2025, for the transfer of certain assets, rights, and obligations of the Seller to the Buyer;

WHEREAS, Schedule 1B of the Agreement lists the categories of items to be transferred, but the items are not sufficiently itemised to provide a legal confirmation of the transfer’s completion;

NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the parties agree to the following addendum to the Agreement:

1. AMENDMENT TO SCHEDULE 1B

The list of items to be transferred, as outlined in Schedule 1B of the Agreement, is hereby amended and replaced with the following provision:

The Seller and Buyer agree that the detailed itemised list of assets, rights, contracts, and other items to be transferred shall be set out in the Appendix to this Addendum.

The items listed in the Appendix shall be considered part of this Addendum and, by reference, part of the Agreement.

2. LEGAL CONFIRMATION

The list of items to be transferred, as outlined in Schedule 1B of the Agreement, is hereby amended and supplemented by this Addendum to include a detailed itemised list of the assets, rights, contracts, and other items that are part of the intended transfer.

The parties agree that the detailed itemised list of items to be transferred will be set out in the Appendix A, B, C, D and E to this Addendum, and this list is provided for the purpose of clarifying the items involved in the transfer process.

3. NO OTHER AMENDMENTS

Except as expressly amended by this Addendum, all other terms and conditions of the Agreement remain unchanged and in full force and effect.

4. EXECUTION

IN WITNESS WHEREOF, the parties have executed this Addendum as of the date first written above.

(THE BUYER & PROMOTERS)

BIOGENISK PRIVATE LIMITED

/s/ THEN CHEE TAT	/s/ SHIAU EE LENG
THEN CHEE TAT	SHIAU EE LENG
Director	Director
NRIC No.:	NRIC No.:

(THE SELLERS)

SGP HEALTHCARE INVESTMENTS PTE. LTD.

CLEARSK HEALTHCARE PTE. LTD.

CLEARSK MEDISPA PTES LTD.

CLEARSK MEDI-AESTHETICS (WEST) PTE. LTD.

CLEARSK AESTHETICS ACADEMY SDN BHD

/s/ THEN CHEE TAT	/s/ SHIAU EE LENG
THEN CHEE TAT	SHIAU EE LENG
Director	Director
NRIC No.:	NRIC No.:

Appendix A

SGP HEALTHCARE INVESTMENTS PTE. LTD.

(number of pages: 4)

Lease agreement

Stamp Certificate Ref No .	Stamp Certificate Issued Date	Document Ref No.	Document Description	Date of Document	Property	Landlord/ Lessor	Tenant/Lessee	Stamp Duty Amount	Rental Amount for First Month	Rental Amount	Rental terms	Rental start date
			Tenancy Agreement	1/1/2025	114 Lavender Street #09 91 CT Hub 2 Singapore 338729	ClearSK Medi-Aesthetics (West) Pte. Ltd. (UEN-LOCAL CO - 201210218W)	SGP HEALTHCARE INVESTMENTS PTE. LTD. (UEN-LOCAL CO - 201108988W)		SGD 5,517.60	SGD 5,517.60	24 months	1/1/2025

Employment contract

Date of contract	Name of employee	NRIC/FIN/Passport	Address	Contact	Position	Remuneration

1/1/2016	Then Chee Tat				Chief Marketing Officer (CMO)
(Daniel)

1/7/2019	Shi Jinghua (Ivy)				Deputy Center Manager

24/2/2021	Dr Wang Xinhui				Aesthetic Physician
Priscilla

10/8/2023	Kuah Shiau Tian				Sales Manager
Carmen

22/1/2023	Sophia-Hui Lim				Corporate Admin & HR Executive

14/3/2025	Lim Lee Ming				Sales Consultant Therapist
(Vivian)

19/3/2025	Ng Xue Mei				Consultant Therapist

Salary Role

changes

Date of contract	Name of employee	NRIC/FIN/Passport	Address	Contact	Position	Increment	New Remuneration

4/5/20 22	Shi Jinghua (Ivy)				Senior Deputy Clinic Spa Manager

14/4/20 23	Shi Jinghua (Ivy)				Area Training Manager

1/1/20 16	Then Chee Tat (Daniel)				Chief Marketing Officer (CMO)

10/8/20 23	Kuah Shiau Tian Carmen				Sales Manager

24/2/20 21	Dr Wang Xinhui Priscilla				Aesthetic Physician

25/10/2 024	Sophia-Hui Lim				Assistant Manager (Human Resource)

14/5/20 25	Lim Lee Ming (Vivian)				Trainee Stock In-charge (IC)

14/7/20 25	Ng Xue Mei				Consultant Therapist

Trademarks, copyrights & IP

Reference	Date	Firm	TM No	Date of Registration	Renewal
Date STS/JOP/mas/ 21202336

	16/1/2014	M/S COLLIN NG & PARTNERS LLP	T1305673Z	10/4/2013	10/4/2023

Appendix B

CLEARSK HEALTHCARE PTE. LTD.

(number of pages: 10)

Lease agreement

Stamp Certificate Ref. No.	Stamp Certificate Issued Date Description	Document Ref. No.	Document	Date of Document	Property	Landlord/Lessor	Tenant/Lessee	Stamp Duty Amount	Rental Amount for First Month Amount	Rental	Rental terms	Rental start date
			Tenancy Agreement		10 SINARAN DRIVE, #10-25, SQUARE 2, SINGAPORE, 307506	CLEARSK HEALTHCARE PTE. LTD. (UEN-LOCAL CO - 200211226Z)	CLEARSK MEDISPA PTE. LTD. (UEN-LOCAL CO - 200900181W) 10,536.12		SGD	SGD 10,536 .12	24 months	1/1/2025
			Tenancy Agreement		10 SINARAN DRIVE, #10-26, SQUARE 2, SINGAPORE, 307506	CLEARSK HEALTHCARE PTE. LTD. (UEN-LOCAL CO - 200211226Z)	CLEARSK MEDISPA PTE. LTD. (UEN-LOCAL CO - 200900181W) 10,878		SGD	SGD 10,878	24 months	1/1/2025
034042-53LA3-1- 509305024 22/11/2024		24112225759 68 ver. 1.0	Tenancy Agreement	29/10/2024	16 KALLANG PLACE #02-24 SINGAPORE 339156	On behalf of DBS Trustee Limited (the “Landlord”) as trustee of Mapletree Industrial Trust	CLEARSK HEALTHCARE PTE. LTD. (UEN-LOCAL CO - 200211226Z) 2,952.68	SGD 483	SGD	SGD 2,952.68	36 months	8/1/2025
			Tenancy Agreement	16/6/2022	1 RAFFLES PLACE, #08-00 ONE RAFFLES PLACE SINGAPORE 048616	OUB CENTRE LIMITED (UEN-LOCAL CO - 198002010D)	CLEARSK HEALTHCARE PTE. LTD. (UEN-LOCAL CO - 200211226Z) 12,600		SGD	SGD 12,600	36 months	1/12/2022
			Tenancy Agreement		9 SCOTTS ROAD #07-03 SCOTTS MEDICAL CENTER AT PACIFIC PLAZA SINGAPORE 228210	ORCHARD PARKSUITES PTE LTD (UEN-LOCAL CO - 199206423E)	CLEARSK HEALTHCARE PTE. LTD. (UEN-LOCAL CO - 200211226Z) 9,278.55		SGD	SGD 9,278.55	24 months	29/12/2023
			Tenancy Agreement		9 SCOTTS ROAD #07-04 TO #07-06 SCOTTS MEDICAL CENTER AT PACIFIC PLAZA SINGAPORE 228210	ORCHARD PARKSUITES PTE LTD (UEN-LOCAL CO - 199206423E)	CLEARSK HEALTHCARE PTE. LTD. (UEN-LOCAL CO - 200211226Z) 33,319		SGD	SGD 33,319	24 months	29/12/2023
103033-01LA4-1- 891497322 12/5/2022		20220512004 79 ver. 1.0	Tenancy Agreement	9/5/2022	10 SINARAN DRIVE, #10-24, SINGAPORE 307506	JELCO PROPERTIES PTE LTD (UEN-LOCAL CO - 200211226Z)	CLEARSK HEALTHCARE PTE. LTD. (UEN-LOCAL CO - 200211226Z) 7,258	SGD 1,045	SGD	SGD 7,258	36 months	15/12/2022

Employment contract

Date of contract	Name of employee	NRIC/FIN/Passport	Address	Contact	Position	Remuneration
17/9/2015	LIMTSHI NYUEN (VICTORIA)				DEPUTY BRANCH MANAGER
11/4/2017	FOO SHI QI KERIN				PATIENT MANAGER/NUTRITION CONSULTANT
24/9/2018	QIAN AI HUA				GENERAL MANAGER (INTERNATIONAL BUSINESS)
1/11/2020	DR SHIAU EE LENG				AESTHETIC PHYSICIAN
1/11/2020	ALVIN LIM				SENIOR EXECUTIVE (FIELD AUDIT)
28/6/2021	TOH SHWU HUOY				AESTHETIC THERAPIST
6/1/2022	CHEAH ENG SEE (STEPHY)				AESTHETIC THERAPIST
5/2/2024	LOW MEI YAN				FINANCE EXECUTIVE (STOCK CONTROL)
1/3/2024	DR GOH YI JUN, AARON				AESTHETIC PHYSICIAN
1/3/2024	DR NG HWI LYN NICOLE				AESTHETIC PHYSICIAN
7/11/2024	WANG YU (JADE)				ASSISTANT GENERAL MANAGER - BUSINESS OPERATIONS & MARKETING
1/10/2024	DR CHEN YIMING				AESTHETIC PHYSICIAN TRAINER
4/2/2025	SAMANTHA SIN XUE LI				AESTHETIC PHYSICIAN
26/2/2025	TAN YU XIANG				AESTHETIC PHYSICIAN
26/3/2025	WANG YING				SENIOR CORPORATE ADMIN & HR EXECUTIVE
4/2/2025	CHARLES YONG WEI KIT				AESTHETIC PHYSICIAN
30/4/2025	WONG YI TING (KELLY)				CONSULTANT THERAPIST
29/5/2025	TENG CHEE SENG ALLAN				OPERATIONS EXECUTIVE - INVENTORY & PURCHASING
10/6/2025	CHUA SHI YUN				SALES CONSULTANT THERAPIST

Salary Role changes

Date of contract	Name of employee	NRIC/PIN/Passport	Address	Contact	Position	Increment	New Remuneration

27/7/2021	LIMTSHIN YUEN				AESTHETIC CLINIC MANAGER

8/8/2023	(VICTORIA)				GENERAL MANAGER (INTERNATIONAL BUSINESS) AESTHETIC PHYSICIAN

29/8/2023	QIAN AI HUA

11/9/2023	DR SHIAU EE LENG LIMTSHIN YUEN				SENIOR AREA SALES MANAGER CUM TRAINER LOGISTIC MANAGER
23/10/2023	(VICTORIA)				STOCK IN-CHARGE (IC)

Trademarks, copyrights & IP

Reference	Date	Firm	TM No	Date of Registration	Renewal Date

STS/mas/22101503	17/1/2023	CNPLaw LLP	40202120783X	31/8/2021	31/8/2031

TM027/2025	4/7/2025	CNPLaw LLP	40202511162V	8/5/2025

STS/mas/CASE2023-4092	1/3/2024	CNPLaw LLP	40202326306U	28/11/2023	28/11/2033

STS/mas/22101104	13/7/2023	CNPLaw LLP	40202115956W	5/7/2021	5/7/2031

STS/BWE/mas/21600375	13/10/2016	COLIN NG & PARTNERS LLP	40201609687X	17/6/2016	17/6/2026

STS/JOP/mas/21202336	16/1/2014	COLIN NG & PARTNERS LLP	T1305673Z	10/4/2013	10/4/2033

Clinic Licence

Licence No.	Name of licensee	Business Name	Address	Licence Start Date	Licence End Date

L/22M0486/MDS/004/242	CLEARSK HEALTHCARE PTE. LTD. (200902751Z)	CLEARSK® RAFFLES PLACE AESTHETIC CLINIC	(a) 1 RAFFLES PLACE ONE RAFFLES PLACE #02-21/22, 048616*	23/11/2024	22/11/2026

L/16M0203/MDS/002/232	CLEARSK HEALTHCARE PTE. LTD. (200211226Z)	CLEARSK® PREMIER AESTHETIC CLINIC SCOTTS	(a) 9 SCOTTS ROAD SCOTTS MEDICAL CENTRE AT PACIFIC PLAZA #07- 04/05, 228210*	11/7/2023	10/7/2025

Service & support agreement

Services Provided By	Service Fee	Agreement Date	Duration

ClearSK Aesthetics Academy Sdn Bhd 202201011763 (1457460-U)	RM198,000 (SGD60,000) PER MONTH	1/1/2025	5 YEARS

Marketing & sales agreements

Agreement Date	Agent	Services Provide By Agent

20/12/2024	Sureclean Pte Ltd	professional SEO and SEM services

Operating & Office software

Company	Services

Plato Medical Pte. Ltd. (201503503R)	MEDICAL SOFTWARE SERVICES - INCLUDES CASE NOTES MANAGEMENT, INVOICING AND BILLING, INVENTORY MANAGEMENT, AND BUSINESS ANALYTICS PERTINENT TO THE CLINIC

Rental Sublet to subsi contract

CO-SHARING

AGREEMENT

Company	Address	Start On	End On	Duration	Monthly Rent Payable

CLEARSK MEDI-AESTHETICS (TP CENTRAL) PTE LTD (UEN 201210222E)	9 SCOTTS ROAD 07-04 TO 07-06 SCOTT MEDICAL CENTER AT PACIFIC PLAZA SINGAPORE 228210	1/4/2024	28/12/2025	21 MONTHS	SGD 1,400

CLEARSK BODY MEDI-AESTHETICS CLINIQUE PTE LTD (UEN 201202474N)	9 SCOTTS ROAD 07-04 TO 07-06 SCOTT MEDICAL CENTER AT PACIFIC PLAZA SINGAPORE 228210	1/4/2024	28/12/2025	21 MONTHS	SGD 1,400

CLEARSK MEDI-WELLNESS PTE LTD (UEN 201718761G)	#02-21/22 ONE RAFFLES PLACE SINGAPORE 048616	1/4/2024	30/11/2025	20 MONTHS	SGD 1,400

CLEARSK BIOMED PTE LTD (UEN 201610126H)	#02-21/22 ONE RAFFLES PLACE SINGAPORE 048616	1/4/2024	30/11/2025	20 MONTHS	SGD 1,400

CLEARSK CENTRE PTE LTD (UEN 200902751Z)	9 SCOTTS ROAD 07-04 TO 07-06 SCOTT MEDICAL CENTER AT PACIFIC PLAZA SINGAPORE 228210	1/4/2024	28/12/2025	21 MONTHS	SGD 1,400

SGP HEALTHCARE INVESTMENTS PTE LTD (UEN 201108988W)	9 SCOTTS ROAD 07-04 TO 07-06 SCOTT MEDICAL CENTER AT PACIFIC PLAZA SINGAPORE 228210	1/4/2024	28/12/2025	21 MONTHS	SGD 1,400

Proprietor Name	Trademark	Registration No.	Class	Country	Renewal Date

ClearSK Aesthetics Pte Ltd		T1305673Z	5, 44	Singapore	April 10, 2033
ClearSK Healthcare Pte. Ltd.		40202120783X	5, 44	Singapore	August 31, 2031
ClearSK Healthcare Pte. Ltd.		T1110499J	5, 44	Singapore	August 1, 2031

ClearSK Healthcare Pte. Ltd.		T1110500H	5, 44	Singapore	August 1, 2031
ClearSK Healthcare Pte. Ltd.		40202115956W	5, 44	Singapore	July 5, 2031
ClearSK Healthcare Pte. Ltd.		40201907028U	3, 5, 44	Singapore	March 29, 2029
ClearSK Healthcare Pte. Ltd.		40201609687X	44	Singapore	June 17, 2026
ClearSK Healthcare Pte. Ltd.		40202326306U	5, 44	Singapore	November 28, 2033
ClearSK Healthcare Pte. Ltd.		40201916908S	3, 5, 44	Singapore	August 2, 2029
ClearSK Healthcare Pte. Ltd.		40201907027S	3, 5, 44	Singapore	March 29, 2029
ClearSK Healthcare Pte. Ltd.		40201609689S	44	Singapore	June 17, 2026
ClearSK Healthcare Pte. Ltd.		40201609686T	44	Singapore	June 17, 2026
ClearSK Healthcare Pte. Ltd.		40201609685U	44	Singapore	June 17, 2026
ClearSK Healthcare Pte. Ltd.		40201609683R	44	Singapore	June 17, 2026
ClearSK Healthcare Pte. Ltd.		40201607797P	44	Singapore	May 9, 2026
ClearSK Healthcare Pte. Ltd.		40201607796R	44	Singapore	May 9, 2026

Proprietor Name	Trademark	Application No.	Class	Country	Application Date
ClearSK Healthcare Pte. Ltd.		40202511163Y	3,5, 44	Singapore	May 8, 2025

Appendix C

CLEARSK MEDISPA PTES LTD.

(number of pages: 5)

Lease agreement

Stamp Certificate No. Ref No.	Stamp Certificate Issued Date	Document Ref	Document Description	Date of Document	Property	Landlord/ Lessor	Tenant/ Lessee	Stamp Duty Amount	Rental Amount for First Month	Rental Amount	Rental terms	Rental start date

		250214219210 4 ver.	Tenancy Agreement	9/2/2025	10 SINARAN DRIVE #10-01 SINGAPORE 307506	LEE BENG HEOK & WONG MING GHEE	CLEARSK MEDISPA PTE. LTD. (UEN-LOCAL CO - 200900181W)	SGD 1,008.00	SGD 10,505	SGD 10,505	24 months	1/3/2025

031122-94LA4-1-521878525	14/2/2025	1.1	Tenancy Agreement	15/2/2025	10 SINARAN DRIVE #10-01 SINGAPORE 307506	LEE BENG HEOK & WONG MING GHEE	CLEARSK MEDISPA PTE. LTD. (UEN-LOCAL CO - 200900181W)		SGD 7,260	SGD 7,260	24 months	1/3/2023

Interco rental agreement

Document Description	Date of Document	Property	Landlord/ Lessor	Tenant/ Lessee	Rental Amount for First Month	Rental Amount	Rental terms	Rental start date
Tenancy Agreement	1/1/2025	10 Sinaran Drive, #10-25, Square 2, Singapore, 307506	ClearSK Healthcare Pte. Ltd. (UEN-LOCAL.CO-200211226Z)	ClearSK Medspa Pte. Ltd. (UEN-LOCAL.CO-200900181W)	SGD 10,536.12	SGD 10,536.12	24 months	1/1/2025
Tenancy Agreement	1/1/2025	10 Sinaran Drive, #10-26, Square 2, Singapore, 307506	ClearSK Healthcare Pte. Ltd. (UEN-LOCAL.CO-200211226Z)	ClearSK Medspa Pte. Ltd. (UEN-LOCAL.CO-200900181W)	SGD 10,878.00	SGD 10,878.00	24 months	1/1/2025
Tenancy Agreement	30/11/2024	Unit NV10-25	ClearSK Healthcare Pte. Ltd. (UEN-LOCAL.CO-200211226Z)	ClearSK Medspa Pte. Ltd. (UEN-LOCAL.CO-200900181W)	SGD 6,441.00	SGD 6,441.00 will be revise to SGD10,536.12	24 months	22/8/2023
Tenancy Agreement	30/11/2024	Unit NV10-26	ClearSK Healthcare Pte. Ltd. (UEN-LOCAL.CO-200211226Z)	ClearSK Medspa Pte. Ltd. (UEN-LOCAL.CO-200900181W)	SGD 6,650.00	SGD 6,650.00 will be revise to SGD10,878.00	24 months	1/1/2025

MDH Licenses & other license

License number	Company name	Period of license	Location
L/15C0349/MDS/004/242	CLEARSK MEDISPA PTE. LTD. (200900181W)	From 24 October 2024 to 23 October 2026	(a) 10 SINARAN DRIVE SQUARE 2 #10-24/25, 307506

Supplier Contracts

Agreement Name	Date of Document	Seller	Buyer	Minimum Purchase Value	Period of contract
Sales of Goods Agreement	1/6/2024	DermaRev Pte. Ltd.	ClearSK Medispa Pte. Ltd	SGD 400,000 within 1 year	1/6/2024 to 31/5/2025
Sales of Goods Agreement	1/6/2025	DermaRev Pte. Ltd.	ClearSK Medispa Pte. Ltd	SGD 400,000 within 1 year	1/6/2025 to 31/5/2026

Rental Sublet to subsi cont

Agreement Name	Date of Document	Property	Primary Occupant	Co-Sharer	Rental Amount for First Month	Rental Amount	Rental terms	Rental start date
Co-Sharing agreement	1/4/2024	10 Sinaran Drive, #10-24/25/26, Square 2, Singapore, 307506	ClearSK MeliSpa Pte. Ltd. (UEN-LOCAL.CO-200900181W)	ClearSK Medi-Aesthetics Clinique Pte. Ltd. (UEN-LOCAL.CO-200921897K)	SGD 1,400	SGD 1,400	21 months	1/4/2024
Co-Sharing agreement	1/4/2024	10 Sinaran Drive, #10-24/25/26, Square 2, Singapore, 307506	ClearSK MeliSpa Pte. Ltd. (UEN-LOCAL.CO-200900181W)	ClearSK Medical Spa Pte. Ltd. (UEN-LOCAL.CO-200902745K)	SGD 1,400	SGD 1,400	21 months	1/4/2024

Appendix D

CLEARSK MEDI-AESTHETICS (WEST) PTE. LTD.

(number of pages: 3)

Lease agreement

Document Description	Date of Document	Property	Landlord/ Lessor	Tenant/ Lessee	Rental Amount for First Month	Rental Amount	Rental terms	Rental start date
Tenancy Agreement	1/1/2025	114 Lavender Street #09-91 CT Hub 2 Singapore 338729	ClearSK Medi-Aesthetics (West) Pte. Ltd. (UEN-LOCAL/CO-201210218W)	SGP HEALTHCARE INVESTMENTS PTE LTD.(UEN-LOCAL/CO-201109987W)	SGD 5,517.60	SGD 5,517.60	24 month	1/1/2025
Tenancy Agreement	7/3/2024	114 Lavender Street #09-91 CT Hub 2 Singapore 338729 Westgate, 3 Gateway Drive, Singapore 608532	ClearSK Medi-Aesthetics (West) Pte. Ltd. (UEN-LOCAL/CO-201210218W) JG TRUSTEE PTE LTD.(UEN-LOCAL/CO-200301757Z)	SAMIPAGE TRAVEL PTE. LTD.(UEN-LOCAL/CO-198905623K) ClearSK Medi-Aesthetics (West) Pte. Ltd. (UEN-LOCAL/CO-201210218W)	SGD 5,600.00	SGD 5,600.00 SGD 18,890.82 (First year), SGD 19,571.55 (Second year)	24 month 36 month	1/5/2024 22/3/2024

MDH Licenses & other licenses

File number	Date	License number	Company name	Period of license	Location
MH 50: 10/3-597	31/10/2022	16M0179/05/225	CLEARSK MEDI-AESTHETICS (WEST) PTE. LTD.	From 28 October 2022 to 27 October 2027	3 GATEWAY DRIVE # 03 - 12 WESTGATE MALL

Rental Sublet to subsi cont

Agreement Name	Date of Document	Property	Primary Occupant	Co-Sharer	Rental Amount for First Month	Rental Amount	Rental terms	Rental start date
Co- Sharing agreement	1/4/2024	#03-12 Westgate -3 Gateway Drive, Singapore 608532	ClearSK Medi-Aesthetics (West) Pte. Ltd. (UEN-LOCAL CO - 201210218W)	ClearSK Orchard Pte. Ltd. (UEN-LOCAL CO - 201003373W)	SGD 2,800	SGD 2,800	36 months	1/4/2024
Co- Sharing agreement	1/4/2024	#03-12 Westgate -3 Gateway Drive, Singapore 608532	ClearSK Medi-Aesthetics (West) Pte. Ltd. (UEN-LOCAL CO - 201210218W)	ClearSK Medi-Aesthetics (Westgate) Pte. Ltd. (UEN-LOCAL CO - 201210211C)	SGD 2,800	SGD 2,800	36 months	1/4/2024

Appendix E

CLEARSK AESTHETICS ACADEMY SDN BHD

(number of pages: 1)

Service & support agreement

Document Description	Date	Company 1	Company 2	Duty
Service & Support agreement 1/1/2025		ClearSK Aesthetics Academy Sdn Bhd	ClearSK Healthcare Pte Ltd	CAA agrees to provide business management, accounting, and corporate services to CSH, subject to the following terms and conditions.

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